                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of iPAYMENT, INC., a Delaware corporation, does hereby appoint Greg Daily and Afshin Yazdian, and each of them as his or her agents and attorneys-in-fact (the "Agents"), in his or her respective name and in the capacity or capacities indicated below, to execute and/or file the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Report") under the Securities Exchange Act of 1934, as amended (the "Act"), and any one or more amendments to any part of the Report that may be required to be filed under the Act (including the financial statements, schedules and all exhibits and other documents filed therewith or constituting a part thereof) and to any part or all of any amendment(s) to the Report, whether executed and filed by the undersigned or by any of the Agents. Further, each of the undersigned does hereby authorize and direct the Agents to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "Commission"), which they deem necessary or advisable to comply with the Act and the rules and regulations or orders of the Commission adopted or issued pursuant thereto, to the end that the Report shall be properly filed under the Act. Finally, each of the undersigned does hereby ratify each and every act and documents which the Agents may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.

     This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the Commission.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 14th day of March, 2005.

                                  /s/ Peter Y. Chung
                                  ------------------------------
                                  Peter Y. Chung, Director

                                  /s/ David M. Wilds
                                  ------------------------------
                                  David M. Wilds, Director

                                  /s/ David T. Vandewater
                                  ------------------------------
                                  David T. Vandewater, Director

                                  /s/ Don McLemore
                                  ------------------------------
                                  Don McLemore, Director

                                  /s/ Jennie Carter Thomas
                                  ------------------------------
                                  Jennie Carter Thomas, Director